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                                                                  Exhibit 21.1



                           SUBSIDIARIES OF THE COMPANY

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
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NAME OF SUBSIDIARY                                JURISDICTION OF INCORPORATION         NAME UNDER WHICH THEY DO BUSINESS
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
3053840 Nova Scotia Company                       Nova Scotia                                          same
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3053841 Nova Scotia Company                       Nova Scotia                                          same
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3094494 Nova Scotia Company                       Nova Scotia                                          same
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Agawam Mill, LP                                   Delaware                                             same
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Bernard Belgium SA                                Belgium                                              same
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Bernard France SAS                                France                                               same
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Bernard Supplies Limited                          UK                                                   same
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Business Office Supply B.V.                       Netherlands                                     Office Centre
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Cherokee Mill, LP                                 Delaware                                             same
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Clip & Paper B.V.                                 Netherlands                                          same
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Coppell Mill, LP                                  Delaware                                             same
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Damster Kantooristallaties B.V.                   Netherlands                                          same
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Fareham Developments (One) Limited                United Kingdom                                       same
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Fareham Developments (Two) Limited                United Kingdom                                       same
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Filatures du Vert Touquet S.a.r.l.                France                                               same
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Globus Office World Limited                       United Kingdom                                   Office World
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Hartford Office Supply Company, Incorporated      Connecticut                                          same
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Hayes Marketing, Inc.                             Minnesota                                            HMI
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Hong Kong Staples Brands Limited                  China                                                same
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Idasil Investimentos Imobiliarios S.A.            Portugal                                            IDASIL
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Jean Paul Guisset SA                              France                                               JPG
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JPG Benelux Sp.r.l.                               Belgium                                              same
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JPG Netherlands B.V.                              Netherlands                                       JPG Quill
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Kontorslagret pa Internet AB                      Sweden                                       Quill Kontorslagret
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Lebanon Mill, LP                                  Delaware                                             same
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Malling Beck AsP                                  Denmark                                              same
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MAP Support Services, Inc.                        Minnesota                                            same
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Medical Arts Press, Inc.                          Minnesota                                            MAP
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Milbro, Inc.                                      Delaware                                             same
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MondOffice s.r.l.                                 Italy                                                same
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Neat Ideas Limited                                United Kingdom                                       same
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
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NAME OF SUBSIDIARY                                JURISDICTION OF INCORPORATION         NAME UNDER WHICH THEY DO BUSINESS
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
OA365 (China) Company Limited                     China                                                same
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OA365 International Company Limited               Cayman Islands                                       same
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OfficeCentre Equipamentos de Escritorio Lda       Portugal                                        Office Centre
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Office Net S.A.                                   Argentina                                            same
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Office Net do Brasil, S.A.                        Brazil                                               same
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Peterborough, L.P.                                Ontario                                              same
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Pressel AG                                        Switzerland                                          same
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Pressel Post B.V.                                 Netherlands                                          same
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Pressel Post b.v.b.a.                             Belgium                                              same
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Pressel Sp z.o.o                                  Poland                                               same
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Pressel Systems Sp z.o.o                          Poland                                               same
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Pressel Versand GmbH                              Germany                                              same
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Pressel Versand International GmbH                Austria                                              same
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QSDD UK Limited                                   United Kingdom                                       same
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Quill Corporation                                 Delaware                                             same
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Quill Lincolnshire, Inc.                          Delaware                                             same
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Reliable SAS                                      France                                               same
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SCI Le Ferrain                                    France                                               same
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SCI Le Tuquet                                     France                                               same
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Sistemas Kalamazoo S.L.                           Spain                                                same
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Smilemakers Canada, Inc.                          South Carolina                                       same
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Smilemakers for Children Company                  Canada                                               same
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Smilemakers, Inc.                                 South Carolina                                       same
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SOM Hagerstown, Inc.                              Delaware                                             same
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Staples (Deutschland) GmbH                        Germany                                              same
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Staples Airport Express, L.L.C.                   Delaware                                             same
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Staples Austria GmbH                              Austria                                              same
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Staples Business Insurance Agency, L.L.C.         Massachusetts                                        same
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Staples Catalog SAS                               France                                               same
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Staples Connecticut, Inc.                         Connecticut                                          same
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Staples Contract & Commercial, Inc.               Delaware                                             same
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Staples Delivery UK Limited                       United Kingdom                                       same
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NAME OF SUBSIDIARY                                JURISDICTION OF INCORPORATION         NAME UNDER WHICH THEY DO BUSINESS
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
Staples Employment Services Limited               United Kingdom                                       same
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Staples Enterprise Risk Solutions, Inc.           Vermont                                              same
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Staples Europe Holdings, G. P.                    Bermuda                                              same
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Staples Express at the Airport, L.L.C.            Delaware                                             same
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Staples Foundation for Learning, Inc.             Massachusetts                                        same
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Staples France Holding SAS                        France                                               same
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Staples Global Holdings, L.P.                     Bermuda                                              same
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Staples GP, LLC                                   Delaware                                             same
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Staples Insurance Agency, Inc.                    Delaware                                             same
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Staples International Limited                     United Kingdom                                       same
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Staples International, Inc.                       Delaware                                             same
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Staples Luxco S.a.r.l.                            Luxembourg                                           same
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Staples Mail Order UK Limited                     United Kingdom                                       same
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Staples Netherlands B.V.                          Netherlands                                          same
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Staples of Maryland, LLC                          Delaware                                             same
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Staples Partners, LLC                             Delaware                                             same
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Staples Product Sourcing Group Europe, B.V.B.A.   Belgium                                              same
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Staples Security Corporation                      Massachusetts                                        same
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Staples the Office Superstore East, Inc.          Delaware                                             same
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Staples the Office Superstore, Limited            Massachusetts                                        same
Partnership
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Staples the Office Superstore, LLC                Delaware                                             same
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Staples Transportation LLC                        Delaware                                             same
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Staples UK Limited                                United Kingdom                                       same
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Staples Value, LLC                                Virginia                                             same
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Sundex SNC                                        France                                               same
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The Business Depot, Ltd.                          Ontario, Canada                      Staples The Business Depot
                                                                                       Staples The Office Superstore
                                                                                       Bureau en Gross
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Wellbox Handels GmbH                              Austria                                              same
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